UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2011

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Route 22 East, Suite 2000
Bridgewater, NJ 08807
 (Address of principal executive offices) (Zip Code)

(908) 203-4640
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

As previously announced, on December 20, 2010, the stock quotation of NovaDel Pharma Inc., a Delaware corporation (the “Company”), under the symbol “NVDL” was deleted from the OTC Bulletin Board (the “OTCBB”), as a new market maker was sought to file a Form 211 application with the Financial Industry Regulatory Authority (“FINRA”) in order to have the Company’s common stock reinstated on OTCBB.

Roth Capital Partners has filed a Form 211 with FINRA and will act as a market maker for the Company’s common stock.  As a result, the Company’s common stock has been reinstated on the OTCBB effective January 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ STEVEN B. RATOFF
Name:	Steven B. Ratoff
Title:	President and Chief Executive Officer

Date:  January 5, 2011